                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      26

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      32
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY AND INTEREST RATES
IN FEBRUARY 2002, SIGNS OF IMPROVING ECONOMIC CONDITIONS WERE EVIDENT AS REPORTS OF A GROWING ECONOMY AND IMPROVING RETAIL SALES SURFACED. HOWEVER, MANY BUSINESS LEADERS, AS WELL AS WALL STREET FORECASTERS, REMAINED SKEPTICAL THAT AN ECONOMIC RECOVERY WAS UNDERWAY.

THE DEBATE WAS SEEMINGLY PUT TO REST AT MONTH'S END AS FEDERAL RESERVE BOARD CHAIRMAN ALAN GREENSPAN DELIVERED AN UPBEAT ASSESSMENT OF FUTURE ECONOMIC PROSPECTS TO CONGRESS. DURING HIS PRESENTATION, GREENSPAN INFORMED MEMBERS OF THE SENATE THAT THE U.S RECESSION HAD COME TO AN END--AND THAT THE FED'S RATE-CUTTING CAMPAIGN HAD ALSO RUN ITS COURSE. THE 11 RATE REDUCTIONS MADE DURING 2001 HAD BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

IN THE DAYS FOLLOWING GREENSPAN'S COMMENTS, THE GOVERNMENT RELEASED STATISTICAL DATA WHICH SEEMED TO SUPPORT THE CHAIRMAN'S CLAIMS. U.S. ECONOMIC GROWTH IN THE FOURTH QUARTER OF 2001 WAS MUCH STRONGER THAN ANTICIPATED, WHILE FEBRUARY 2002 BROUGHT SIGNS OF MARKED IMPROVEMENT FOR A BELEAGUERED MANUFACTURING SECTOR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2000--February 28, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2002)

                             A SHARES   B SHARES   C SHARES   D SHARES
----------------------------------------------------------------------
Six-month total return
based on NAV(1)                -9.77%    -10.09%    -10.10%     -9.64%
--------------------------------------------------------------------------
Six-month total return(2)     -14.95%    -14.59%    -11.00%     -9.64%
--------------------------------------------------------------------------
One-year total return(2)      -30.27%    -30.23%    -27.31%    -25.81%
--------------------------------------------------------------------------
Five-year average annual
total return(2)                12.18%     12.46%     12.66%        N/A
--------------------------------------------------------------------------
Ten-year average annual
total return(2)                13.77%        N/A        N/A        N/A
--------------------------------------------------------------------------
Life-of-Fund average annual
total return(2)                16.32%     15.36%(3)   13.48%   -40.06%(4)
--------------------------------------------------------------------------
Commencement date            10/02/70   04/20/92   07/06/93   10/17/00
--------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(K), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley DW, Inc. ("Morgan Stanley") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and does not include combined Rule 12b-1 fees and service fees.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2002)


1.   WAL-MART STORES             3.3%
     Operates discount department stores
     and warehouse membership clubs.

2.   HOME DEPOT                  2.4%
     Sells building materials and home-
     improvement products.

3.   PROCTER & GAMBLE            2.0%
     Manufactures household products
     including Pampers and Cover Girl
     brands.

4.   FIRST DATA                  1.8%
     Provides credit card transaction and
     billing services to banks and
     retailers.

5.   LOCKHEED MARTIN             1.8%
     Develops aircraft and defense systems
     primarily for the U.S. government.

6.   UNITEDHEALTH GROUP          1.7%
     Offers health-care plans and services
     throughout the United States.

7.   AMERICAN HOME PRODUCTS      1.7%
     Develops a diversified line of
     healthcare and agricultural products.

8.   LOWE'S                      1.7%
     Owns and operates home improvement
     stores throughout the United States.

9.   INTEL                       1.7%
     Designs, manufactures, and markets
     microcomputer components.

10.  ABBOTT LABORATORIES         1.7%
     Manufactures pharmaceutical,
     nutritional and hospital products for
     the healthcare industry.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     FEBRUARY 28, 2002                   AUGUST 31, 2001
                                                                     -----------------                   ---------------
Pharmaceuticals                                                             6.90                               8.20
Semiconductors                                                              6.10                               7.60
General Merchandise Stores                                                  5.90                               3.10
Aerospace & Defense                                                         5.10                               1.50
Data Processing Services                                                    4.30                               2.20


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. THE TEAM(1) IS LED BY GARY LEWIS, MANAGING DIRECTOR, WHO HAS MANAGED THE PORTFOLIO SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; AND MATTHEW HART, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET CONDITIONS DURING THE PERIOD?

A   The events of September 11
exacerbated an already negative market sentiment. Investors believed that the economy could enter a sharp, prolonged recession, and stock markets sold off sharply in response. However, these initial fears proved to be overly pessimistic as reverberations from the September 11 attacks were not as negative as expected. Major stock markets bottomed on September 21 and sustained a rally through the fourth quarter of 2001. By the end of the reporting period, we began to see positive economic data including increased productivity, better-than-expected factory orders and domestic auto sales, a rebound in purchasing data, increased construction spending, and potentially a bottoming in the unemployment rate.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   The fund returned -9.77 percent
for the six months ended February 28, 2002. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Russell 1000(R) Growth Index returned -2.41 percent. The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT FACTORS DROVE THE
    FUND'S PERFORMANCE?

A   We attribute the fund's
performance lag to three factors: prolonged uncertainty in the market, the continued outperformance of value over growth, and a general lack of effectiveness of the fund's style of investing.

    Despite evidence of improving economic conditions, the market continued to lack conviction. Company fundamentals remained weak, and visibility on future trends at both the macro and the individual company levels remained extremely low. Therefore, the forecasting of expectations was very erratic and suspect, to say the least. As a result, investor psychology and sentiment, rather than company fundamentals, seemed to drive the market.

    Value investing generally continued to be the dominant style during the period. Value investors tend to sell a stock when it reaches a certain price, whereas growth investors usually hold the stock for as long as the fundamentals remain positive, in order to capture as much price appreciation as possible. Therefore, value investors would sell a rising stock to buy into the next low-priced area. This rotational environment limited the fund's ability to fully capture gains from those stocks that we believed had strong growth prospects.

    This volatile and trendless market environment did not bode well for our style of investing. We seek stocks with rising earnings expectations and rising valuations. Historically, in a rising market, rising earnings expectations have been a strong indicator that a company's stock price was likely to rise over time. However, in the current market environment, fundamentals and stock prices had little correlation. Companies with low expected future growth generally outperformed companies with high expected future growth.

Q   WHICH STOCKS HELPED THE
    FUND'S PERFORMANCE?

A   Defense stocks such as Lockheed
Martin and network security firm Network Associates bolstered the fund's performance, as these companies' products and businesses assumed renewed relevance after September 11.

    Consumer-related stocks also performed well as consumer spending remained resilient. For example, home-improvement retailer Lowe's benefited from customers' preference for investing in their homes rather than apparel and other categories. Wal-Mart also added positively; its fundamentals benefited in the economically weak period as consumers continued to spend at discount retailers and the competitive landscape became more benign. Furthermore, the fund benefited from its position in First Data. Although the company is classified as a data processing services company, its business has historically been tied strongly to the consumer. First Data was boosted by a rising trend toward debit-card transactions in retailers, grocery stores, and gas stations.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Detractors from performance
hailed primarily from the technology sector. The outlook for technology stocks remained dim during the period as companies continued to tighten budgets and decrease capital spending for technology-related projects. Technology holdings EMC, Computer Associates, and Citrix Systems were among the fund's worst performers.

    The fund was also hindered by its position in Halliburton. Investors punished the stock when a Baltimore jury ruled against the company in an asbestos case. Also, Calpine suffered from investors' concerns about the firm's liquidity position as well as from perceived "guilt by association" in the wake of the Enron bankruptcy scandal.

Q   WHAT IS YOUR OUTLOOK?

A   We are cautious for the near term,
but optimistic for the long term. As we mentioned, we began to see signs of a fundamental bottoming in the economy toward the end of the period, and we believe we will see more positive data points in the next several months. However, we are concerned about high valuations, particularly in the technology sector. Some stock prices seem to fully--or more than fully--reflect an economic rebound. If a recovery is weak or unsustainable, some of these more highly valued stocks may be vulnerable to weakness.

    Although the recent market climate has presented particular challenges, we note that ups and downs are an inherent part of stock investing, particularly aggressive-growth investing. Hence, we have not swayed from our long-term investment strategy--to seek stocks with rising earnings expectations and rising valuations. While past performance is no guarantee of future results, we have weathered past market turbulence by focusing on research-driven stock selection, and we remain committed to that discipline going forward.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: Reflects a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  94.3%
ADVERTISING  0.7%
Omnicom Group, Inc. .......................................    800,000   $   74,832,000
                                                                         --------------

AEROSPACE & DEFENSE  4.8%
Boeing Co. ................................................  1,500,000       68,940,000
General Dynamics Corp. ....................................    600,000       54,528,000
L-3 Communications Holdings, Inc. (a)......................    550,000       60,417,500
Lockheed Martin Corp. .....................................  3,000,000      169,230,000
United Technologies Corp. .................................  1,750,000      127,662,500
                                                                         --------------
                                                                            480,778,000
                                                                         --------------
AIR FREIGHT & COURIERS  0.9%
FedEx Corp. (a)............................................  1,500,000       86,790,000
                                                                         --------------

AIRLINES  0.5%
Southwest Airlines Co. ....................................  2,500,000       52,775,000
                                                                         --------------
APPAREL RETAIL  0.8%
Limited, Inc. .............................................  1,250,000       22,512,500
Ross Stores, Inc. .........................................  1,500,000       54,090,000
                                                                         --------------
                                                                             76,602,500
                                                                         --------------
APPLICATION SOFTWARE  2.9%
BEA Systems, Inc. (a)......................................  3,000,000       38,130,000
Electronic Arts, Inc. (a)..................................    850,000       45,747,000
Mercury Interactive Corp. (a)..............................  1,500,000       50,820,000
Rational Software Corp. (a)................................  4,000,000       74,240,000
Siebel Systems, Inc. (a)...................................  3,000,000       83,280,000
                                                                         --------------
                                                                            292,217,000
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.1%
Magna International, Inc., Class A (Canada)................    200,000       13,784,000
                                                                         --------------

BANKS  2.6%
Bank of America Corp. .....................................    500,000       31,975,000
Fifth Third Bancorp........................................  1,000,000       63,760,000
North Fork Bancorp., Inc. .................................    700,000       24,206,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
BANKS (CONTINUED)
SouthTrust Corp. ..........................................  2,000,000   $   50,540,000
Wells Fargo & Co. .........................................  2,000,000       93,800,000
                                                                         --------------
                                                                            264,281,000
                                                                         --------------
BIOTECHNOLOGY  2.8%
Genzyme Corp. (a)..........................................  1,250,000       55,475,000
Gilead Sciences, Inc. (a)..................................  1,250,000       88,075,000
IDEC Pharmaceuticals Corp. (a).............................  1,000,000       62,820,000
Immunex Corp. (a)..........................................  1,500,000       43,110,000
Millennium Pharmaceuticals, Inc. (a).......................  1,500,000       28,170,000
                                                                         --------------
                                                                            277,650,000
                                                                         --------------
BREWERS  1.1%
Anheuser-Busch Co., Inc. ..................................  2,250,000      114,412,500
                                                                         --------------

BROADCASTING & CABLE TV  1.5%
Clear Channel Communications, Inc. (a).....................    750,000       34,965,000
USA Networks, Inc. (a).....................................  4,000,000      118,240,000
                                                                         --------------
                                                                            153,205,000
                                                                         --------------
CASINOS & GAMING  1.1%
Harrah's Entertainment, Inc. (a)...........................  1,000,000       40,440,000
International Game Technology (a)..........................    750,000       50,640,000
MGM Mirage (a).............................................    650,000       22,360,000
                                                                         --------------
                                                                            113,440,000
                                                                         --------------
COMPUTER & ELECTRONICS RETAIL  1.0%
Best Buy Co., Inc. (a).....................................  1,500,000      101,100,000
                                                                         --------------

COMPUTER HARDWARE  1.1%
Dell Computer Corp. (a)....................................  4,500,000      111,105,000
                                                                         --------------

CONSUMER FINANCE  0.3%
MBNA Corp. ................................................    750,000       26,010,000
                                                                         --------------

DATA PROCESSING SERVICES  4.1%
Affiliated Computer Services, Inc., Class A (a)............  1,000,000       48,910,000
Concord EFS, Inc. (a)......................................  4,000,000      120,120,000
First Data Corp. ..........................................  2,100,000      171,192,000
Fiserv, Inc. (a)...........................................  1,000,000       42,740,000
Sabre Holdings Corp., Class A (a)..........................    500,000       22,005,000
                                                                         --------------
                                                                            404,967,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DEPARTMENT STORES  2.0%
Federated Department Stores, Inc. (a)......................  1,000,000   $   41,910,000
Kohl's Corp. (a)...........................................    750,000       50,752,500
Sears, Roebuck & Co. ......................................  2,000,000      105,160,000
                                                                         --------------
                                                                            197,822,500
                                                                         --------------
DIVERSIFIED CHEMICALS  0.5%
Du Pont (E.I.) de Nemours & Co. ...........................  1,000,000       46,840,000
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  1.4%
Apollo Group, Inc., Class A (a)............................  1,000,000       48,550,000
H&R Block, Inc. ...........................................  1,750,000       88,287,500
                                                                         --------------
                                                                            136,837,500
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  1.1%
Fannie Mae.................................................    750,000       58,687,500
USA Education, Inc. .......................................    500,000       46,375,000
                                                                         --------------
                                                                            105,062,500
                                                                         --------------
DRUG RETAIL  0.8%
Walgreen Co. ..............................................  2,000,000       80,480,000
                                                                         --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.7%
NVIDIA Corp. (a)...........................................  1,000,000       51,010,000
Tech Data Corp. (a)........................................    350,000       16,030,000
                                                                         --------------
                                                                             67,040,000
                                                                         --------------
FOOTWEAR  1.2%
Nike, Inc., Class B........................................  2,000,000      117,720,000
                                                                         --------------

GENERAL MERCHANDISE STORES  5.6%
Costco Wholesale Corp. (a).................................  3,500,000      144,410,000
Target Corp. ..............................................  2,500,000      104,750,000
Wal-Mart Stores, Inc. .....................................  5,000,000      310,050,000
                                                                         --------------
                                                                            559,210,000
                                                                         --------------
HEALTH CARE DISTRIBUTORS & SERVICES  2.3%
AmerisourceBergen Corp. ...................................  1,000,000       67,700,000
Express Scripts, Inc., Class A (a).........................  1,000,000       51,770,000
McKesson Corp. ............................................  1,000,000       35,250,000
Quest Diagnostics, Inc. (a)................................  1,000,000       70,910,000
                                                                         --------------
                                                                            225,630,000
                                                                         --------------
HEALTH CARE EQUIPMENT  2.8%
Baxter International, Inc. ................................  2,500,000      138,700,000
Biomet, Inc. ..............................................  2,000,000       61,120,000
St. Jude Medical, Inc. (a).................................  1,000,000       78,300,000
                                                                         --------------
                                                                            278,120,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE FACILITIES  1.9%
HCA, Inc. .................................................  1,500,000   $   61,095,000
Tenet Healthcare Corp. (a).................................  2,250,000      129,937,500
                                                                         --------------
                                                                            191,032,500
                                                                         --------------
HEALTH CARE SUPPLIES  0.4%
Zimmer Holdings, Inc. (a)..................................  1,000,000       35,760,000
                                                                         --------------

HOME IMPROVEMENT RETAIL  3.8%
Home Depot, Inc. ..........................................  4,500,000      225,000,000
Lowe's Co., Inc. ..........................................  3,500,000      158,375,000
                                                                         --------------
                                                                            383,375,000
                                                                         --------------
HOMEBUILDING  1.3%
Centex Corp. ..............................................  1,000,000       58,440,000
Lennar Corp. ..............................................  1,250,000       69,012,500
                                                                         --------------
                                                                            127,452,500
                                                                         --------------
HOTELS  0.5%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........  1,500,000       54,000,000
                                                                         --------------

HOUSEHOLD PRODUCTS  1.9%
Procter & Gamble Co. ......................................  2,250,000      190,777,500
                                                                         --------------

INDUSTRIAL MACHINERY  0.5%
Danaher Corp. .............................................    750,000       50,422,500
                                                                         --------------

INSURANCE BROKERS  0.3%
Arthur J. Gallagher & Co. .................................    750,000       26,145,000
                                                                         --------------

INTEGRATED OIL & GAS  0.6%
Phillips Petroleum Co. ....................................  1,000,000       59,110,000
                                                                         --------------

INTERNET RETAIL  0.6%
Amazon.com, Inc. (a).......................................  4,000,000       56,400,000
                                                                         --------------

IT CONSULTING & SERVICES  0.7%
Accenture Ltd, Class A (Bermuda) (a).......................  1,500,000       39,285,000
SunGard Data Systems, Inc. (a).............................  1,000,000       30,870,000
                                                                         --------------
                                                                             70,155,000
                                                                         --------------
MANAGED HEALTH CARE  2.8%
UnitedHealth Group, Inc. ..................................  2,250,000      163,102,500
WellPoint Health Networks, Inc. (a)........................  1,000,000      121,620,000
                                                                         --------------
                                                                            284,722,500
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
METAL & GLASS CONTAINERS  0.3%
Ball Corp. ................................................    800,000   $   33,832,000
                                                                         --------------

MOTORCYCLE MANUFACTURERS  0.8%
Harley-Davidson, Inc. .....................................  1,500,000       76,890,000
                                                                         --------------

MOVIES & ENTERTAINMENT  0.5%
Walt Disney Co. ...........................................  2,250,000       51,750,000
                                                                         --------------

NETWORKING EQUIPMENT  0.5%
Emulex Corp. (a)...........................................  1,500,000       48,690,000
                                                                         --------------

OIL & GAS DRILLING  0.3%
GlobalSantaFe Corp. .......................................    400,000       11,060,000
Nabors Industries, Inc. (a)................................    500,000       17,735,000
                                                                         --------------
                                                                             28,795,000
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  3.9%
Baker Hughes, Inc. ........................................  2,000,000       70,620,000
BJ Services Co. (a)........................................  2,000,000       66,300,000
Schlumberger Ltd. .........................................  2,000,000      116,420,000
Smith International, Inc. (a)..............................  1,000,000       64,650,000
Weatherford International, Inc. (a)........................  1,500,000       69,150,000
                                                                         --------------
                                                                            387,140,000
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  0.7%
Apache Corp. ..............................................  1,250,000       65,937,500
                                                                         --------------

PACKAGED FOODS  0.8%
Kraft Foods, Inc., Class A.................................  2,000,000       78,200,000
                                                                         --------------

PAPER PRODUCTS  0.2%
International Paper Co. ...................................    500,000       21,875,000
                                                                         --------------

PHARMACEUTICALS  6.5%
Abbott Laboratories........................................  2,750,000      155,512,500
American Home Products Corp. ..............................  2,500,000      158,875,000
Forest Laboratories, Inc. (a)..............................  1,000,000       79,520,000
Johnson & Johnson..........................................  2,000,000      121,800,000
King Pharmaceuticals, Inc. (a).............................  1,000,000       31,060,000
Pfizer, Inc. ..............................................  2,500,000      102,400,000
                                                                         --------------
                                                                            649,167,500
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PROPERTY & CASUALTY  1.0%
ACE Ltd (Bermuda)..........................................  1,500,000   $   65,850,000
Progressive Corp. .........................................    250,000       38,950,000
                                                                         --------------
                                                                            104,800,000
                                                                         --------------
PUBLISHING & PRINTING  0.5%
Gannett Co., Inc. .........................................    700,000       53,326,000
                                                                         --------------

RESTAURANTS  1.3%
Darden Restaurants, Inc. ..................................  1,250,000       52,850,000
Starbucks Corp. (a)........................................  3,500,000       80,535,000
                                                                         --------------
                                                                            133,385,000
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  3.4%
Applied Materials, Inc. (a)................................  3,500,000      152,145,000
KLA-Tencor Corp. (a).......................................  2,250,000      130,297,500
Xilinx, Inc. (a)...........................................  1,500,000       53,880,000
                                                                         --------------
                                                                            336,322,500
                                                                         --------------
SEMICONDUCTORS  5.7%
Intel Corp. ...............................................  5,500,000      157,025,000
Marvell Technology Group Ltd. (Bermuda) (a)................  1,500,000       46,035,000
Maxim Integrated Products, Inc. (a)........................  1,750,000       80,080,000
Microchip Technology, Inc. (a).............................  2,500,000       85,450,000
Micron Technology, Inc. (a)................................  4,000,000      128,600,000
Texas Instruments, Inc. ...................................  2,500,000       73,375,000
                                                                         --------------
                                                                            570,565,000
                                                                         --------------
SOFT DRINKS  0.8%
PepsiCo, Inc. .............................................  1,500,000       75,750,000
                                                                         --------------

SPECIALTY STORES  2.3%
AutoZone, Inc. (a).........................................    700,000       46,452,000
Bed Bath & Beyond, Inc. (a)................................  3,500,000      116,900,000
Office Depot, Inc. (a).....................................  3,500,000       66,535,000
                                                                         --------------
                                                                            229,887,000
                                                                         --------------
SYSTEMS SOFTWARE  3.4%
Microsoft Corp. (a)........................................  1,250,000       72,925,000
Network Associates, Inc. (a)...............................  2,750,000       65,230,000
Oracle Corp. (a)...........................................  8,000,000      132,960,000
Symantec Corp. (a).........................................  2,000,000       72,120,000
                                                                         --------------
                                                                            343,235,000
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  0.3%
Nokia Oyj--ADR (Finland)...................................  1,500,000       31,155,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TOBACCO  1.1%
Philip Morris Co., Inc. ...................................  2,000,000   $  105,320,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $8,791,881,663)...............................................    9,414,086,500
                                                                         --------------

REPURCHASE AGREEMENTS  5.6%
BankAmerica Securities ($267,095,000 par collateralized by U.S.
  Government obligations in a pooled cash account dated 02/28/02, to
  be sold on 03/01/02 at $267,108,800)................................      267,095,000
State Street Bank & Trust Co. ($117,502,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 02/28/02, to
  be sold on 03/01/02 at $117,507,973)................................      117,502,000
UBS Securities ($178,940,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/28/02, to be sold on
  03/01/02 at $178,949,196)...........................................      178,940,000
                                                                         --------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $563,537,000).................................................      563,537,000
                                                                         --------------

TOTAL INVESTMENTS  99.9%
  (Cost $9,355,418,663)...............................................    9,977,623,500

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...........................        5,291,302
                                                                         --------------

NET ASSETS  100.0%....................................................   $9,982,914,802
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $9,355,418,663).....................  $ 9,977,623,500
Receivables:
  Investments Sold..........................................      341,143,471
  Fund Shares Sold..........................................       21,095,621
  Dividends.................................................        5,221,045
  Interest..................................................           28,968
Other.......................................................          424,128
                                                              ---------------
    Total Assets............................................   10,345,536,733
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      324,372,619
  Fund Shares Repurchased...................................       23,265,577
  Distributor and Affiliates................................        7,265,863
  Investment Advisory Fee...................................        3,410,003
  Custodian Bank............................................          148,855
Accrued Expenses............................................        3,643,730
Trustees' Deferred Compensation and Retirement Plans........          515,284
                                                              ---------------
    Total Liabilities.......................................      362,621,931
                                                              ---------------
NET ASSETS..................................................  $ 9,982,914,802
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,752,156,903
Net Unrealized Appreciation.................................      622,204,837
Accumulated Net Investment Loss.............................      (38,374,960)
Accumulated Net Realized Loss...............................   (5,353,071,978)
                                                              ---------------
NET ASSETS..................................................  $ 9,982,914,802
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $5,696,134,417 and 146,200,886 shares of
    beneficial interest issued and outstanding).............  $         38.96
    Maximum sales charge (5.75%* of offering price).........             2.38
                                                              ---------------
    Maximum offering price to public........................  $         41.34
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,350,632,190 and 97,969,986 shares of
    beneficial interest issued and outstanding).............  $         34.20
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $897,115,871 and 25,585,847 shares of
    beneficial interest issued and outstanding).............  $         35.06
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $39,032,324 and 998,298 shares of
    beneficial interest issued and outstanding).............  $         39.10
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $42,369).....  $    22,933,183
Interest....................................................       10,074,359
Other.......................................................           42,451
                                                              ---------------
    Total Income............................................       33,049,993
                                                              ---------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C of $7,801,141, $17,854,760, $4,746,757,
  respectively).............................................       30,402,658
Investment Advisory Fee.....................................       22,600,933
Shareholder Services........................................       14,985,215
Custody.....................................................          366,752
Legal.......................................................          169,841
Trustees' Fees and Related Expenses.........................           71,777
Other.......................................................        2,435,959
                                                              ---------------
    Total Expenses..........................................       71,033,135
    Less Credits Earned on Cash Balances....................           96,916
                                                              ---------------
    Net Expenses............................................       70,936,219
                                                              ---------------
NET INVESTMENT LOSS.........................................  $   (37,886,226)
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,754,174,180)
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (49,407,894)
  End of the Period.........................................      622,204,837
                                                              ---------------
Net Unrealized Appreciation During the Period...............      671,612,731
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS............................  $(1,082,561,449)
                                                              ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,120,447,675)
                                                              ===============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED        YEAR ENDED
                                                   FEBRUARY 28, 2002    AUGUST 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................  $   (37,886,226)    $    (46,162,547)
Net Realized Loss.................................   (1,754,174,180)      (3,448,142,544)
Net Unrealized Appreciation/Depreciation During
  the Period......................................      671,612,731       (8,016,024,708)
                                                    ---------------     ----------------
Change in Net Assets from Operations..............   (1,120,447,675)     (11,510,329,799)
                                                    ---------------     ----------------

Distributions from Net Realized Gain:
  Class A Shares..................................              -0-       (1,652,347,213)
  Class B Shares..................................              -0-       (1,199,200,277)
  Class C Shares..................................              -0-         (309,604,985)
  Class D Shares..................................              -0-          (11,616,723)
                                                    ---------------     ----------------
Total Distributions...............................              -0-       (3,172,769,198)
                                                    ---------------     ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................   (1,120,447,675)     (14,683,098,997)
                                                    ---------------     ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    1,309,781,284        5,666,029,561
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................              -0-        2,756,482,202
Cost of Shares Repurchased........................   (1,442,595,819)      (3,622,804,851)
                                                    ---------------     ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     (132,814,535)       4,799,706,912
                                                    ---------------     ----------------
TOTAL DECREASE IN NET ASSETS......................   (1,253,262,210)      (9,883,392,085)
NET ASSETS:
Beginning of the Period...........................   11,236,177,012       21,119,569,097
                                                    ---------------     ----------------
End of the Period (Including accumulated net
  investment loss of $38,374,960 and $488,734,
  respectively)...................................  $ 9,982,914,802     $ 11,236,177,012
                                                    ===============     ================

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX
                             MONTHS
                             ENDED                       YEAR ENDED AUGUST 31,
CLASS A SHARES            FEBRUARY 28,   -----------------------------------------------------
                            2002(A)      2001(A)     2000(A)    1999(A)    1998(A)      1997
                          --------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................   $  43.18     $ 109.19   $   60.00   $  36.13   $  40.84   $  34.35
                            --------     --------   ---------   --------   --------   --------
  Net Investment Income/
    Loss.................       (.08)         .03        (.32)      (.23)      (.21)      (.13)
  Net Realized and
    Unrealized
    Gain/Loss............      (4.14)      (51.18)      58.81      26.41       (.75)      8.17
                            --------     --------   ---------   --------   --------   --------
Total from Investment
  Operations.............      (4.22)      (51.15)      58.49      26.18       (.96)      8.04
  Less Distributions from
    Net Realized Gain....        -0-        14.86        9.30       2.31       3.75       1.55
                            --------     --------   ---------   --------   --------   --------
NET ASSET VALUE, END OF
  THE PERIOD.............   $  38.96     $  43.18   $  109.19   $  60.00   $  36.13   $  40.84
                            ========     ========   =========   ========   ========   ========
Total Return (b).........     -9.77%*     -51.22%     104.41%     75.10%     -2.19%     24.44%
Net Assets at End of the
  Period (In millions)...   $5,696.1     $6,251.4   $11,527.6   $4,156.4   $1,990.8   $1,970.7
Ratio of Expenses to
  Average Net Assets
  (c)....................      1.05%         .93%        .87%       .97%      1.00%      1.05%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets (c).........      (.41%)        .04%        (35%)    (0.45%)    (0.50%)    (0.30%)
Portfolio Turnover.......       117%*        148%        110%       124%       103%        92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX
                              MONTHS
                              ENDED                      YEAR ENDED AUGUST 31,
CLASS B SHARES             FEBRUARY 28,   ----------------------------------------------------
                             2002(A)      2001(A)    2000(A)    1999(A)    1998(A)      1997
                           -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $  38.04     $  99.32   $  55.56   $  33.84   $  38.79   $  32.94
                             --------     --------   --------   --------   --------   --------
  Net Investment Loss.....       (.21)        (.41)      (.93)      (.57)      (.52)      (.27)
  Net Realized and
    Unrealized
    Gain/Loss.............      (3.63)      (46.01)     53.99      24.60       (.68)      7.67
                             --------     --------   --------   --------   --------   --------
Total from Investment
  Operations..............      (3.84)      (46.42)     53.06      24.03      (1.20)      7.40
Less Distributions from
  and in Excess of Net
  Realized Gain...........        -0-        14.86       9.30       2.31       3.75       1.55
                             --------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  THE PERIOD..............   $  34.20     $  38.04   $  99.32   $  55.56   $  33.84   $  38.79
                             ========     ========   ========   ========   ========   ========
Total Return (b)..........    -10.09%*     -51.60%    102.85%     73.78%     -2.98%     23.51%
Net Assets at End of the
  Period (In millions)....   $3,350.6     $3,904.7   $7,648.0   $2,850.2   $1,357.6   $1,220.4
Ratio of Expenses to
  Average Net Assets
  (c).....................      1.79%        1.71%      1.63%      1.74%      1.79%      1.85%
Ratio of Net Investment
  Loss to Average Net
  Assets (c)..............     (1.15%)       (.74%)    (1.12%)    (1.22%)    (1.29%)    (1.10%)
Portfolio Turnover........       117%*        148%       110%       124%       103%        92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED                    YEAR ENDED AUGUST 31,
CLASS C SHARES                 FEBRUARY 28,   ------------------------------------------------
                                 2002(A)      2001(A)    2000(A)    1999(A)   1998(A)    1997
                               ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $ 39.00      $ 101.30   $  56.52   $34.39    $39.35    $33.38
                                 -------      --------   --------   ------    ------    ------
  Net Investment Loss.........      (.21)         (.41)      (.95)    (.58)     (.52)     (.27)
  Net Realized and Unrealized
    Gain/Loss.................     (3.73)       (47.03)     55.03    25.02      (.69)     7.79
                                 -------      --------   --------   ------    ------    ------
Total from Investment
  Operations..................     (3.94)       (47.44)     54.08    24.44     (1.21)     7.52
Less Distributions from and in
  Excess of Net Realized
  Gain........................       -0-         14.86       9.30     2.31      3.75      1.55
                                 -------      --------   --------   ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $ 35.06      $  39.00   $ 101.30   $56.52    $34.39    $39.35
                                 =======      ========   ========   ======    ======    ======
Total Return (b)..............   -10.10%*      -51.60%    102.91%   73.79%    -2.96%    23.56%
Net Assets at End of the
  Period (In millions)........   $ 897.1      $1,038.5   $1,944.0   $454.5    $164.7    $139.9
Ratio of Expenses to Average
  Net Assets (c)..............     1.79%         1.70%      1.64%    1.74%     1.79%     1.85%
Ratio of Net Investment Loss
  to Average Net Assets (c)...    (1.15%)        (.73%)    (1.11%)  (1.21%)   (1.29%)   (1.10%)
Portfolio Turnover............      117%*         148%       110%     124%      103%       92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX         OCTOBER 17, 2000
                                                           MONTHS        (COMMENCEMENT
                                                           ENDED         OF INVESTMENT
CLASS D SHARES                                          FEBRUARY 28,     OPERATIONS) TO
                                                          2002(A)      AUGUST 31, 2001(A)
                                                        ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $43.27           $ 97.10
                                                           ------           -------
  Net Investment Income/Loss...........................      (.03)              .17
  Net Realized and Unrealized Loss.....................     (4.14)           (39.14)
                                                           ------           -------
Total from Investment Operations.......................     (4.17)           (38.97)
Less Distributions from and in Excess of Net Realized
  Gain.................................................       -0-             14.86
                                                           ------           -------
NET ASSET VALUE, END OF THE PERIOD.....................    $39.10           $ 43.27
                                                           ======           =======
Total Return (b).......................................    -9.64%*          -45.03%*
Net Assets at End of the Period (In millions)..........    $ 39.0           $  41.6
Ratio of Expenses to Average Net Assets................      .78%              .72%
Ratio of Net Investment Income/Loss to Average Net
  Assets...............................................     (.14%)             .33%
Portfolio Turnover.....................................      117%*             148%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C and Class D Shares commenced on April 20, 1992, July 6, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At February 28, 2002, for federal income tax purposes, cost of long- and short-term investments is $9,381,895,470; the aggregate gross unrealized appreciation is $763,982,917 and the aggregate gross unrealized depreciation is $168,254,887, resulting in net unrealized appreciation on long- and short-term investments of $595,728,030.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2002, the Fund's custody fee was reduced $96,916 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT
AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .575%
Next $350 million...........................................       .525%
Next $350 million...........................................       .475%
Over $1.05 billion..........................................       .425%

    For the six months ended February 28, 2002, the Fund recognized expenses of approximately $169,800 representing legal services provided by Skadden, Arps,

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $277,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $11,817,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $361,725 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended February 28, 2002, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., ("Morgan Stanley") an affiliate of Van Kampen, totaling $468,000.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 28, 2002, capital aggregated $7,791,325,758, $5,152,749,922,
$1,718,327,689 and $89,753,534 for Classes A, B, C, and D, respectively. For the six months ended February 28, 2002, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   22,599,938   $   917,194,332
  Class B.............................................    8,167,573       291,408,801
  Class C.............................................    2,509,503        92,458,258
  Class D.............................................      209,015         8,719,893
                                                        -----------   ---------------
Total Sales...........................................   33,486,029   $ 1,309,781,284
                                                        ===========   ===============
Repurchases:
  Class A.............................................  (21,188,051)  $  (851,541,302)
  Class B.............................................  (12,844,189)     (454,291,399)
  Class C.............................................   (3,551,710)     (129,739,112)
  Class D.............................................     (171,705)       (7,024,006)
                                                        -----------   ---------------
Total Repurchases.....................................  (37,755,655)  $(1,442,595,819)
                                                        ===========   ===============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    At August 31, 2001, capital aggregated $7,725,672,728, $5,315,632,520,
$1,755,608,543 and $88,057,647 for Classes A, B, C, and D, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   51,259,254    $ 3,298,515,469
  Class B.............................................   28,640,051      1,677,494,652
  Class C.............................................    9,390,574        582,892,045
  Class D.............................................    1,282,952        107,127,395
                                                        -----------    ---------------
Total Sales...........................................   90,572,831    $ 5,666,029,561
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   22,355,224    $ 1,416,628,946
  Class B.............................................   19,174,255      1,080,362,949
  Class C.............................................    4,289,938        247,873,584
  Class D.............................................      182,509         11,616,723
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   46,001,926    $ 2,756,482,202
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (34,402,482)   $(2,083,586,691)
  Class B.............................................  (22,168,177)    (1,171,890,520)
  Class C.............................................   (6,243,009)      (336,811,997)
  Class D.............................................     (504,473)       (30,515,643)
                                                        -----------    ---------------
Total Repurchases.....................................  (63,318,141)   $(3,622,804,851)
                                                        ===========    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2002 and year ended August 31, 2001, 2,146,720 and 4,363,567 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2002 and year ended August 31, 2001, no Class C Shares converted to

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

Class A Shares. Class D Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   5.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the six months ended February 28, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,117,000 and CDSC on redeemed shares of approximately $3,830,200. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,576,103,850 and $11,173,750,809, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2002, are payments retained by Van Kampen of approximately $15,604,900 and payments made to Morgan Stanley of approximately $883,200.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
16, 116, 216, 516                                              Member NASD/SIPC.
EMG SAR 4/02                                                     5531D02-AP-4/02